UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) if the Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2004

                              L. B. FOSTER COMPANY
               (Exact name of registrant as specified in charter)

     Pennsylvania                       000-10436                25-1324733
(State of Incorporation)        (Commission File Number)     (I. R. S. Employer
                                                             Identification No.)

415 Holiday Drive, Pittsburgh, Pennsylvania                       15220
   (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (412) 928-3417

Item 12. Results of Operations and Financial Condition

On January 28, 2004, L. B. Foster Company (the "Company") issued a press release announcing the Company's results of operations for the fourth quarter ended December 31, 2003. A copy of that press release is furnished with this report as
Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

                                INDEX TO EXHIBITS

99.1 Press release dated January 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    L. B. Foster Company
                                                    (Registrant)

Date: January 28, 2004                              By: /s/ David J. Russo
                                                    ----------------------
                                                    David J. Russo
                                                    Senior Vice President,
                                                    Chief Financial Officer and
                                                    Treasurer